Exhibit 99.1

Forward-Looking Statement
This presentation contains forward-looking statements that involve risks and uncertainties, including, but not limited to, the company’s ability to obtain approval of pipeline candidates including Zelapar Viramidine, Pradefovir and Retigabine, within the company’s estimated timeline or at all, and successfully expand the company’s neurology business, success of efforts to develop, acquire and market new products, and to refocus marketing of existing products, marketplace acceptance of the company’s products, success of the company’s strategic repositioning initiatives and the ability of management to execute them, cost-cutting measures, and other risks detailed from time-to-time in the company’s Securities and Exchange Commission filings.
VALEANT

VALEANT
(NYSE:VRX)
A unique, GLOBAL, research-based,
specialty pharmaceutical company
that discovers, develops, manufactures and markets pharmaceutical products
in the areas of neurology, infectious disease and dermatology

Company Profile
$683 Million in Revenues*
420 Products
2,342 SKUs
1,000 Sales Representatives Research & Development
Global Manufacturing 3,800 Employees

Strategic Plan
Innovate & Grow
Transform
Restructure

Restructuring and Transformation
Focused on Specialty Pharmaceuticals
Grew Core Business Faster than Industry
Built New Management Team
Improved Governance Standards
Divested Non-core Assets
Reacquired R&D Capability
Restructured Debt

Restructuring and Transformation Focused on Specialty Pharmaceuticals
Grew Core Business Faster than Industry
Built New Management Team
Improved Governance Standards
Divested Non-core Assets
Reacquired R&D Capability
Restructured Debt

Grow Strategy

Grow Strategy

Grow Strategy

Grow Strategy

Grow Strategy

Three Therapeutic Areas

Ten Global Brands

Promoted Brands

North America

Diastat

EFUDEX

KINERASE

CESAMET

MIGRANAL

North America Efficiency

Europe

TASMAR

Dermatix

Mestinon

Latin America

Beaoyecta

Latin America Efficiency

AAA

Nyal

Global Pharmaceutical Market

Growth Strategy

2005 R&D Pipeline

New

Zydis Technology

Parkinson’s Disease Product Comparisons

Zelapar: Decrease in OFF Time

Zelapar: Increase in Dyskinesia-Free ON Time

VIRAMIDINE

Pradefovir Update

Pipeline Projection

Performance Goals

Financial Review

Product Sales

Adjusted Operating Income

R & D Investment

Financial Metrics

VALEANT

Pharmaceuticals International

Bear Stearns 18th Annual Healthcare Conference New York

September 12 - 13, 2005

VALEANT
Pharmaceuticals International

Forward-Looking Statement

This presentation contains forward-looking statements that involve risks and uncertainties, including, but not limited to, the company's ability to obtain approval of pipeline candidates including Zelapar Viramidine, Pradefovir and Retigabine, within the company's estimated timeline or at all, and successfully expand the company's neurology business, success of efforts to develop, acquire and market new products, and to refocus marketing of existing products, marketplace acceptance of the company's products, success of the company's strategic repositioning initiatives and the ability of management to execute them, cost-cutting measures, and other risks detailed from time-to-time in the company's Securities and Exchange Commission filings.

VALEANT
Pharmaceuticals International



(NYSE:VRX)

A unique, *GLOBAL, research-based,*

***specialty* pharmaceutical company**

that discovers, develops, manufactures and markets pharmaceutical products

in the areas of neurology, infectious disease and dermatology

Company Profile

$683 Million in Revenues*

420 Products   2,342 SKUs

1,000 Sales Representatives

Research & Development

Global Manufacturing

3,800 Employees



VALEANT
Pharmaceuticals International

* For the full year 2004

Strategic Plan


Innovate & Grow
Transform
Restructure

VALEANT
Pharmaceuticals International

Restructuring and Transformation

- Focused on Specialty Pharmaceuticals ✓
- Grew Core Business Faster than Industry ✓
- Built New Management Team ✓
- Improved Governance Standards ✓
- Divested Non-core Assets ✓
- Reacquired R&D Capability ✓
- Restructured Debt ✓

Restructuring and Transformation

- Focused on Specialty Pharmaceuticals ✓
- Grew Core Business Faster [illegible]dustry ✓
- Built New Managemen[illegible] ✓
- Improved Governa[illegible]rds ✓
- Divested Non-[illegible]s ✓
- Reacquired[illegible]ability ✓
- Restructured [illegible]bt ✓

COMPLETE


VALEANT
Best of Both Worlds



VALEANT
Pharmaceuticals International


VALEANT
Pharmaceuticals International

VALEANT
Pharmaceuticals International

Growth Strategy


$1.5 B
Revenue Goal
Pipeline
Unidentified BD
Identified BD
Base Business
Ribavirin Royalties
2003
2004
2005
2006
2007
2008

Growth Strategy


$1.5 B
Revenue Goal
Pipeline
Unidentified BD
Identified BD
Base Business
Ribavirin Royalties
2003
2004
2005
2006
2007
2008

VALEANT
Pharmaceuticals International

Growth Strategy


$1.5 B
Revenue Goal
Pipeline
Unidentified BD
Base Business
Ribavirin Royalties
11%
Growth in 2003
17%
Growth in 2004
22%
Growth in 1H05
2003
2004
2005
2006
2007
2008

VALEANT
Pharmaceuticals International

Growth Strategy


$1.5 B
Revenue Goal
Pipeline
Unidentified BD
Global Products
29%
Growth in
Global Products
1H05
Regional/Local Products
Ribavirin Royalties
2003
2004
2005
2006
2007
2008

VALEANT
Pharmaceuticals International

Growth Strategy


$1.5 B
Revenue Goal
Pipeline
Unidentified BD
Promoted Products
71%
Growth in
Promoted Products
1H05
Non-Promoted Products
Ribavirin Royalties
2003
2004
2005
2006
2007
2008

Three Therapeutic Areas



Neurology | Infectious Disease | Dermatology

Ten Global Brands

TASMAR (tolcapone)

Virazole®

Dermatix™

Mestinon (pyridostigmine bromide, USP)

VIRAMIDINE Phase 3

KINERASE®

EFUDEX®

RETIGABINE Phase 3

PRADEFOVIR Phase 2

Oxsoralen-Ultra®

Promoted Brands

- MIGRANAL (dihydroergotamine mesylate, USP)
- Diastat CIV (diazepam rectal gel)
- Bedoyecta
- TASMAR (tolcapone)
- Mestinon (pyridostigmine bromide, USP)
- RETIGABINE Phase 3
- CESAMET nabilone 0.5 mg 1 mg
- CATRIX
- Nyal
- Virazole®
- VIRAMIDINE Phase 3
- PRADEFOVIR Phase 2
- Bisocard
- Reptilase
- Dermatix
- KINERASE
- EFUDEX
- Oxsoralen-Ultra

North America



Diastat® CIV
(diazepam rectal gel)


Quarterly Product Sales
1Q04 – 2Q05
$(000)
$14,000
$13,000
$12,000
$11,000
$10,000
$9,000
$8,000
$7,000
$6,000
Q104
Q204
Q404
Q105

Valeant Quarterly Net Product Sales



EFUDEX®


FOR EXTERNAL USE ONLY
Efudex® (fluorouracil)
VALEANT
Topical Cream 5%
40 g


Quarterly Product Sales
Q104 – Q205
$22,000
$17,000
$12,000
$7,000
$2,000
$(000)
Q104
Q204
Q304
Q404
Q105
Q205

Valeant Quarterly Net Product Sales

KINERASE®


Quarterly Product Sales
Q104 – Q205
$(000)
5500
5000
4500
4000
Valeant Quarterly Net Product Sales
KINERASE
Gentle Daily Cleanser

VALEANT
Pharmaceuticals International

CESAMET nabilone 0.5 mg
1 mg



TRx – Canadian Cannabinoids
Jan '02 – June '05
Cesamet
Marinol
Total Script
3500
3000
2500
2000
1500
1000
500
0
Months

Canadian purchased master sales data



NDC 0187-0247-01
Cesamet™
(nabilone)
Narcotic
Order Required
Each capsule
contains 1 mg
nabilone
VALEANT
1 mg

MIGRANAL

(dihydroergotamine mesylate, USP)

NASAL SPRAY


NEW! Easy-to-Use SPRAYER
MIGRANAL
(dihydroergotamine mesylate, USP)
NASAL SPRAY
This Kit Contains:
6 MIGRANAL Vials
6 MIGRANAL Nasal Sprayers
FOR NASAL USE ONLY
4 mg/mL (1mL/Vial)
1 Vial (4mg/mL) and 1
VALEANT

- New easy-to-use delivery system – launched June 2005
- 86% of patients have no recurrence for 24 hours*

** REFERENCE: 19. Gallagher RM. Acute treatment of migraine with dihydroergotamine nasal spray. Arch Neurol. 1996;53:1285-1291. [Pivotal Trial]*

North American Efficiencies

- Restructured and re-trained entire sales force
- Outsourced commercial distribution services … Reducing costs by 50%
- Outsourced returns processing
- Inventory management agreements in place with major wholesalers
- Improved net-to-gross performance
- Discontinued 53 SKUs


Europe

TASMAR® (tolcapone) tablets 100mg/200mg



Monthly Factory Sales
Jan '05 – June '05
$350
$300
$250
$200
$150
$100
$50
$0
$(000)
Jan Act
Feb Act
Mar Act
Apr Act
May Act
June Act

Valeant Monthly Gross Factory Sales



Tasmar® 100 mg
Film-Coated Tablets
Tolcapone
100 Film-Coated Tablets
VALEANT
Tasmar® 100 mg
Film-Coated Tablets
Tolcapone
100 Film-Coated Tablets
VALEANT
Pharmaceuticals Ltd.

Dermatix™



Quarterly Product Sales
1Q04 – 2Q05
$(000)
$2,500
$2,000
$1,500
$1,000
$500
$0

Valeant Quarterly Net Product Sales



Dermatix™
Dermatix™
Silikon Gel / Gel de silicone
zur Behandlung von Narben
pour la réduction des cicatrices
Dermatix™
Silikon Gel
zur Behandlung von Narben
Gel de silicone
pour la réduction des cicatrices

VALEANT
Pharmaceuticals International

Mestinon®

pyridostigmine bromide



Quarterly Product Sales
1Q04 – 2Q05
$(000)
7,000
6,500
6,000
5,500
5,000
4,500
4,000
Q104
Q204
Q304
Q404
Q105

Valeant Quarterly Net Product Sales



Mestinon®
(pyridostigmine bromide)
60 mg
Syrup

VALEANT
Pharmaceuticals International

European Efficiencies

- Strengthened management team for future global launches
- Reallocated investments to high-return markets
- Downsized Spanish sales force
- Reduced SG&A
- Discontinued 110 SKUs

Latin America



Bedoyecta*


Quarterly Product Sales
Q104 – Q205
$(000)
14,000
12,000
10,000
8,000
6,000
4,000
2,000
0
Q104
Q204
Q304
Q404
Q105
Q205


Bedoyecta*
Multivitamínico
Cápsulas
complejo B con ácido fólico
GROSSMAN
Caja con 30 cápsulas

Valeant Quarterly Net Product Sales

VALEANT
Pharmaceuticals International

Latin American Efficiencies

- Improved sales force effectiveness; eliminated contract sales force
- Improved distribution operations
- Discontinued 109 SKUs

VALEANT
Pharmaceuticals International


AAA

Nyal*


Nyal
Decongestant
Elixir
Relief from blocked or stuffy nose
Non-drowsy
Sugar free
Nyal
Bronchitis
Mixture
Nyal
Cold Sore
Cream
Soothing, healing, protective relief from the symptoms of cold sores and cracked lips


Quarterly Product Sales
Q104 – Q205
$(000)
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
Q104
Q204
Q304
Q404
Q105
Q205

Valeant Quarterly Net Product Sales

Global Pharmaceutical Market


All Others
Neurology
$90 Billion
(+11%)
Infectious Disease
$60 Billion
(+8%)
Dermatology
$14.5 Billion
(+7%)

Total Market: $538 Billion (+7%)

IMS MIDAS 1Q05
IMS Knowledge Link

VALEANT
Pharmaceuticals International


VALEANT



VALEANT Pharmaceuticals International

Growth Strategy


$1.5 B
Revenue Goal
Pipeline
Unidentified BD
Base Business
Ribavirin Royalties
2003
2004
2005
2006
2007
2008

2005 R&D Pipeline



Discovery
Pre-Clinical
Phase 1
Phase 2
Phase 3
Post Approval
Zelapar®
Viramidine®
Retigabine
Pradefovir
VRX 773
HCV
HBV
HIV
Oncology

VALEANT
Pharmaceuticals International

NEW

Orally Disintegrating Tablets | zelapar™ (selegiline HCl)


MORE
to come...
Orally Disintegrating Tablets
zelapar™
(selegiline HCl)

Zydis Technology

Orally Disintegrating Selegiline

↓

Buccal mucosa

↓

Systemic circulation

↙ ↘



Liver

↓

Metabolism

Conventional Selegiline

↓

Gut

↓

Liver

↓

Metabolism

↓

Systemic circulation

↓



Seager H. J Pharm Pharmacol. 1998;50:375-382.

Parkinson's Disease Product Comparisons

Medication	Mean Reduction in Awake "Off" Time (hrs)*
TASMAR (tolcapone)**	3.2
Zelapar (selegiline)	2.2
Mirapex (pramipexole)	2.0
Agilect (rasagiline)	1.4 - 1.8
Permax (pergolide)	1.8
Requip (ropinirole)	1.5
Comtan (entacapone)	1.2

**(hours calculated by subtracting placebo effect from active drug effect)*
***Requires liver monitoring*

Data compiled from patient inserts for comparison purposes only; data not from head-to-head trials.

VALEANT Pharmaceuticals International

Zelapar: Decrease in OFF Time

Mean Daily % OFF Time During Treatment



Zelapar
Placebo
Dose Increase to 2.5 mg/day
45
40
35
30
25
Mean % OFF Time
*
*
***
**
***
***
0
1
2
4
6
8
10
12
Study Week
Improvement

* P≤0.05.
** P≤0.01.
*** P≤0.001.

VALEANT Pharmaceuticals International

Waters CH, et al. Mov Disord. 2004;19:426-432.

Zelapar : Increase in Dyskinesia-Free ON Time

Mean Daily Hours ON Without Dyskinesias



11
10.5
10
9.5
9
8.5
8
Hours ON Without Dyskinesias
0
1
2
4
6
8
10
12
Study Week
Zelapar
Placebo
*

* P≤0.05.

Waters CH et al. Mov Disord. 2004;19:426-432.

VIRAMIDINE

(taribavirin)

Viramidine Phase 2 Study: Safety

Incidence of Anemia (Hb <10 g/dL) Anytime During Therapy



Patients (%)
40
30
20
10
0
P<.001*
P<.01*
P=NS
0%
2%
11%
27%
400 mg
(n = 47)
600 mg
(n = 43)
800 mg
(n = 45)
1000/1200 mg
(n = 45)
Viramidine (BID)
Ribavirin

*Adjusted for multiple comparisons

VALEANT Pharmaceuticals International

Viramidine Phase 2 Study: Sustained Virologic Response


Overall (ITT; 95% CI)
Patients (%)
75
50
25
0
23%
37%
29%
44%
400 mg
(n = 47)
600 mg
(n = 43)
800 mg
(n = 45)
1000/1200 mg
(n = 45)
Viramidine (BID)
Ribavirin

VALEANT Pharmaceuticals International

Bayer TMA assay; sensitivity to 5 IU/mL, 25 copies/mL.

ITT = intent to treat; CI = confidence interval.

Viramidine Phase 3

- Primary endpoints include Safety and Efficacy
  - Two global, pivotal studies
    - VISER1 and VISER2
    - ~1,000 patients in each study
  - Phase 3 enrollment complete – January 2005
  - VISER1 – last patient out by December 2005
  - VISER2 – last patient out by mid-2006
  - Expect to file NDA by end of 2006
  - Expect to launch in late 2007

Viramidine: Additional Studies

- Viral Kinetic Study
  - 10 sites, 100 patients in U.S. and E.U.
- Co-Infection Study
  - 10 sites, 120 patients in U.S. and E.U.
- Transplant Study
  - 40-50 patients globally
- Registration trials in Japan beginning

Viramidine Global Launch Sequence



Canada
2008
United States
4Q07
United Kingdom
2008
France
2008
Spain
2008
Germany
2008
Italy
2008
Japan
2009

VALEANT
Pharmaceuticals International

Retigabine Phase 2

Median Percent Reduction from Baseline in Monthly Total Partial Seizure Rate



Median % Reduction in Monthly Seizure Rate
0
10
20
30
40
50
13%
23%
29%*
35%*
Placebo (n = 96)
600 mg/day (n = 99)
900 mg/day (n = 95)
1,200 mg/day (n = 106)
Placebo + AEDs
Retigabine + AEDs

VALEANT Pharmaceuticals International

Source: Study 205; Data on file

* statistical significance as compared to placebo ($p < 0.01$)

Retigabine Phase 2

Responder Rate
(Total Partial Seizures)


% Responders
50
40
30
20
10
0
16%
23%
32%*
33%*
Placebo
(n = 96)
600 mg/day
(n = 99)
900 mg/day
(n = 95)
1,200 mg/day
(n = 106)
Placebo + AEDs
Retigabine + AEDs

VALEANT Pharmaceuticals International

Source: Study 205; Data on file

* statistical significance as compared to placebo ($p < 0.01$)

Retigabine Phase 3: 301 Study Design (US)

A randomized, double-blind, placebo-controlled, multicenter, parallel-group phase 3 study to determine the efficacy and safety of retigabine (1200 mg/day) used as adjunctive therapy in refractory epilepsy patients with partial-onset seizures



45 sites in these Countries
United States, Canada, Mexico, Argentina, and Brazil
Randomization (N=280)
32 weeks of treatment
Retigabine 1200 mg TID (N=140)
Placebo (N=140)
Ext. Study 303

VALEANT Pharmaceuticals International

Retigabine Phase 3:
302 Study Design (ROW)

A randomized, double-blind, placebo-controlled, multicenter, parallel-group phase 3 study to determine the efficacy and safety of two doses of retigabine (900 mg/day and 600 mg/day) used as adjunctive therapy in refractory epilepsy patients with partial-onset seizures

<u>55 sites in these Countries</u>
Germany, UK, Belgium, Sweden, Australia, South Africa, France, Hungary, Russia, Spain, Poland, Israel, Ukraine


28 weeks of treatment
Randomization (N=510)
Retigabine 600 mg TID (N=170)
Retigabine 900 mg TID (N=170)
Placebo (N=170)
Ext. Study 304

Pradefovir Phase 2: Study Design

Randomized, Open-label, Active-controlled, Parallel, Multiple Dose Study Primary Endpoint: Median Change in HBV DNA from Baseline

21 sites
Taiwan: 11
Singapore: 2
Korea: 6
US: 2

Enrollment complete and 24 week interim analysis available

Randomization (N=244)

48 weeks of treatment

- Pradefovir 5 mg QD (N=47)
- Pradefovir 10 mg QD (N=49)
- Pradefovir 20 mg QD (N=48)
- Pradefovir 30 mg QD (N=50)
- Adefovir Dipivoxil 10 mg QD (N=50)

Ext. Study 202

Pradefovir: Phase 2 Interim Results


Mean Change from Baseline in HBV DNA-ITT
24 Week Results
PDV 5 mg: -3.39log10
PDV 10 mg: -4.22 log10
PDV 20 mg: -4.33 log10
PDV 30 mg: -5.02 log10
ADV 10 mg: -3.66 log10
Median Log10 c/mL
0
-1
-2
-3
-4
-5
-6
Pradefovir 5 mg
Pradefovir 10 mg
Pradefovir 20 mg
Pradefovir 30 mg
Hepsera 10 mg
Baseline
wk 4
wk 12
wk 18
wk 24

VALEANT
Pharmaceuticals International

Pradefovir Update

- Phase 1 clinical trials completed
  - Presented at AASLD in 2004 and EASL in 2005
- Positive Phase 2 interim results announced in mid-2005
- Detailed Phase 2 interim results accepted for presentation at AASLD in November 2005
- Final Phase 2 analysis expected by mid-2006

Pipeline Projections


>$1B
Potential Sales
Retigabine
Pradefovir
Viramidine
Zelapar
2013

VALEANT
Pharmaceuticals International

Performance Goals

	2003 Results*	2004 Results*	2008 Target
Ribavirin Royalties	$168MM	$77MM	$0.1B
Product Sales	$518MM	$606MM	$1.4B
Cost of Goods Sold	36%	33%	20-25%
Selling Expense	32%	32%	25-30%
G & A	22%	16%	10-12%
R & D	9%	15%	10-12%
Effective Tax Rate	38%	26%	28-30%

*Includes non-GAAP adjustments

Performance Goals

	2003 Results*	2004 Results*	2008 Target
Ribavirin Royalties	$168MM		$0.1B
Product Sales			$1.4B
Cost of Goods			20-25%
Selling Expens			25-30%
G & A			10-12%
R & D			10-12%
Effective Tax Rat		26%	28-30%


VALEANT
EPS >$1.90

*Includes non-GAAP adjustments

VALEANT Pharmaceuticals International

Financial Review

www.valeant.com

Product Sales


($ In millions)
650
600
550
500
450
400
350
2002*
2003
2004

Annual


($ In millions)
350
300
250
200
150
100
50
2004
2005

Six-months

VALEANT
Pharmaceuticals International

*2002 sales reflect wholesale inventory reduction program

Adjusted Operating Income

($ In Millions)	12 Months Ended December 31	
	2003	2004
Product Sales	$518	$606
Ribavirin Royalties	168	77
	686	683
Cost of Goods Sold	185	200
Selling Expenses	167	193
General & Administrative	111	97
R&D	45	93
Amortization	39	55
Operating Income	**$139**	**$45**

VALEANT Pharmaceuticals International

Note: Includes non-GAAP adjustments
Includes assets and liabilities from discontinued operations

Operating Income

Consolidated



($ In millions)
250
200
150
100
50
0
$209
$139
$45
2002
2003
2004

Specialty Pharmaceuticals



($ In millions)
100
80
60
40
20
0
$2
$43
$79
2002
2003
2004

Note: Excludes R & D Division

VALEANT Pharmaceuticals International

Note: Includes non-GAAP adjustments

R & D Investment



($ In millions)
100
80
60
40
20
0
$50
$45
$93
2002
2003
2004

Solid Balance Sheet

($ In millions)	December 2003	December 2004	June 2005
Cash & marketable securities	$874	$462	$357
Other current assets	$284	$309	$318
Non-current assets	$767	$751	$854
Current liabilities	$162	$192	$196
Long-term debt	$1,120	$793	$793
Other liabilities	$38	$61	$44
Stockholders' Equity	$605	$476	$496

Includes assets and liabilities from discontinued operations

EBITDA

Consolidated


($ in millions)
300
200
100
0
$263
$204
$127
2002
2003
2004

Specialty Pharmaceuticals


($ in millions)
150
100
50
0
$53
$97
$140
2002
2003
2004

Note: Excludes R&D Division

Includes non-GAAP adjustments

VALEANT
Pharmaceuticals International

Financial Metrics

Cost of Goods Sold


38
33
(%) 28
23
18
20-25%
2002A 2003A 2004A 2005E 2006E 2007E 2008E

Selling Expense


36
34
32
(%) 30
28
26
24
25-30%
2002A 2003A 2004A 2005E 2006E 2007E 2008E

G&A


(%)
10-12%
2002A 2003A 2004A 2005E 2006E 2007E 2008E

R&D


18
16
14
(%) 12
10
8
6
10-12%
2002A 2003A 2004A 2005E 2006E 2007E 2008E

Actual   2008 Metrics

Includes non-GAAP adjustments

VALEANT
Pharmaceuticals International

Financial Metrics

	2002A*	2003A*	2004A*	2005E	2008E
Cost of Goods Sold	34%	36%	33%	30-32%	20-25%
Selling Expense	35%	32%	32%	30-32%	25-30%
G & A	27%	22%	16%	14-16%	10-12%
R&D	11%	9%	15%	16-18%	10-12%
Effective Tax Rate	42%	38%	26%	33-35%	28-30%

* Includes non-GAAP adjustments


Best of
Both
Worlds

VALEANT
Pharmaceuticals International

Delivering Results
Keeping Our Promises
Positioning VRX for the Future